UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2025

Spirit AeroSystems Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33160	20-2436320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 South Oliver, Wichita, KS 67210

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (316) 526-9000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Class A Common Stock, par value $0.01 per share	SPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On June 30, 2024, Spirit AeroSystems Holdings, Inc., a Delaware corporation (“Spirit”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with The Boeing Company, a Delaware corporation (“Boeing”), and Sphere Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Boeing (“Merger Sub”), providing for the merger of Merger Sub with and into Spirit (the “Merger”) and for Spirit to be the surviving corporation in the Merger.

On April 27, 2025, Spirit AeroSystems, Inc., a Delaware corporation (“Seller”) and wholly owned subsidiary of Spirit, and Airbus SE, a European public company incorporated under Dutch law (“Airbus SE”), entered into a Stock and Asset Purchase Agreement (as amended, supplemented or modified from time to time in accordance with its terms, the “SAPA”) providing for, among other things, the acquisition by Airbus SE of certain of Spirit’s businesses related to the performance by Spirit and its subsidiaries of their obligations under their supply contracts with Airbus SE and its affiliates (collectively, the “Spirit Airbus Business,” and the transactions contemplated by the SAPA, the “Airbus Transaction”).

On August 8, 2025, Seller and Seller’s wholly owned subsidiary Spirit AeroSystems International Holdings, Inc., a Delaware corporation (“Spirit International”), entered into a Share Purchase Agreement (as amended, supplemented or modified from time to time in accordance with its terms, the “Share Purchase Agreement”) with Composites Technology Research Malaysia Sdn. Bhd., a Malaysian private limited company (“CTRM”), and, solely for the purposes set forth therein, DRB-HICOM Berhad, a Malaysian public limited company (“DRB-HICOM”), providing for, among other things, CTRM to acquire from Seller and Spirit International all of the outstanding equity interests in Spirit AeroSystems Malaysia Sdn. Bhd., a Malaysian private limited company (the “CTRM Transaction”).

The Merger, the Airbus Transaction and the CTRM Transaction were completed on December 8, 2025.

The descriptions of the Merger Agreement, the SAPA and the Share Purchase Agreement in this Current Report on Form 8-K are qualified in their entirety by reference to the text of the Merger Agreement, the SAPA and the Share Purchase Agreement, filed as Exhibit 2.1, Exhibit 2.2 and Exhibit 2.3, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Each of the Merger Agreement, the SAPA and the Share Purchase Agreement contains representations and warranties by the parties thereto, which were made only for purposes of that agreement and as of specified dates. The representations, warranties, covenants, and agreements in the Merger Agreement, the SAPA and the Share Purchase Agreement were made solely for the benefit of the parties to those agreements, are subject to qualifications and limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purpose of allocating risk between the parties to those agreements rather than establishing those matters as facts, and are subject to standards of materiality applicable to the parties to those agreements that may differ from those applicable to investors. Investors should not rely on the representations, warranties, covenants, and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of Spirit, Boeing, Airbus SE, DRB-HICOM or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, covenants, and agreements may have changed after the respective dates of the Merger Agreement, the SAPA and the Share Purchase Agreement, which subsequent information may or may not be fully reflected in Spirit’s, Boeing’s, Airbus SE’s or DRB-HICOM’s respective public disclosures.

Item 1.01	Entry into a Material Definitive Agreement.

On December 8, 2025, Seller entered into: an Eighth Supplemental Indenture (the “2026 Notes Eighth Supplemental Indenture”) to the Indenture, dated as of June 1, 2016, among Seller, Boeing, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), in connection with Seller’s 3.850% Senior Notes due 2026 (the “2026 Notes”); a First Supplemental Indenture (the “2028 Exchangeable Notes First Supplemental Indenture”) to the Indenture, dated as of November 13, 2023, among Seller, Spirit, Boeing and the Trustee, in connection with Seller’s 3.250% Exchangeable Senior Notes due 2028 (the “2028 Exchangeable Notes”); and a First Supplemental Indenture (the “2028 Notes First Supplemental Indenture”) to the Indenture, dated as of May 30, 2018, among Seller, Boeing and the Trustee, in connection with Seller’s 4.600% Senior Notes due 2028 (the “2028 Notes”).

The 2026 Notes Eighth Supplemental Indenture and the 2028 Exchangeable Notes First Supplemental Indenture evidence the release of Spirit AeroSystems North Carolina, Inc., a North Carolina corporation (“Spirit NC”) as a guarantor of the 2026 Notes and the 2028 Exchangeable Notes, respectively, and the release of liens on collateral owned by Spirit that had secured the 2026 Notes. In addition, the 2026 Notes Eighth Supplemental Indenture and the 2028 Notes First Supplemental Indenture provide that Boeing will unconditionally guarantee the Seller’s obligations under the 2026 Notes and 2028 Notes, respectively.

The descriptions of the 2026 Notes Eighth Supplemental Indenture, the 2028 Notes First Supplemental Indenture and the 2028 Exchangeable Notes First Supplemental Indenture in this Current Report on Form 8-K are qualified in their entirety by reference to the text of the 2026 Notes Eighth Supplemental Indenture, the 2028 Notes First Supplemental Indenture and the 2028 Exchangeable Notes First Supplemental Indenture filed as Exhibits 4.1, 4.2 and 4.3, respectively to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Concurrently with the closing of the Merger on December 8, 2025, Spirit terminated and repaid in full all outstanding indebtedness and other obligations due under each of (a) the Amended and Restated Delayed-Draw Bridge Credit Agreement, dated as of June 25, 2025 (as amended and as otherwise modified and in effect immediately prior to the Payoff (as defined below), the “Bridge Credit Agreement”), by and among Spirit, the lenders party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent and as collateral agent and (b) the Term Loan Credit Agreement, dated as of October 5, 2020 (as amended and modified by that certain First Refinancing, Incremental Assumption and Amendment Agreement, dated as of November 1, 2021, as further amended and modified by that certain Second Refinancing Amendment to Term Loan Credit Agreement, dated as of November 23, 2022, and as further amended and modified by that certain Third Amendment to Term Loan Credit Agreement, dated as of February 14, 2025, and as otherwise modified and in effect immediately prior to the Payoff, the “Term Loan Credit Agreement”), by and among Spirit, the lenders party thereto, and Bank of America, N.A., as administrative agent and as collateral agent (collectively, the “Payoff”). In connection with the Payoff, all related security interests and guarantees were automatically and irrevocably terminated and released.

In connection with the closing of the Merger, on December 8, 2025, all of the Seller’s outstanding 9.375% Senior Secured First Lien Notes due 2029 (the “2029 Notes”) and 9.750% Senior Secured Second Lien Notes due 2030 (the “2030 Notes” and together with the 2029 Notes, the “Redeemed Notes”) will be redeemed at the redemption prices provided for in the applicable indenture, plus in each case, accrued and unpaid interest up to (but excluding) the redemption date (the “Redemption”). The 2029 Notes were issued pursuant to the Indenture, dated as of November 23, 2022, among Seller, Spirit, Spirit NC and the Trustee, (the “2029 Notes Indenture”) and the 2030 Notes were issued pursuant to the Indenture, dated as of November 21, 2023, among Seller, Spirit, Spirit NC and the Trustee (the “2030 Notes Indenture”, and together with the 2029 Notes Indenture, the “Redeemed Notes Indentures”). As a result of the Redemption, each of the Redeemed Notes Indentures were satisfied and discharged.

This Current Report on Form 8-K does not constitute a notice of redemption under the optional redemption provisions of the Redeemed Notes Indentures, nor does it constitute an offer to sell, or a solicitation of an offer to buy, any security. No offer, solicitation, or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information in the Introductory Note and Items 3.03, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

In accordance with the terms of the Merger Agreement, on December 8, 2025, at the effective time of the Merger (the “Effective Time”), Merger Sub merged with and into Spirit, with Spirit continuing as the surviving corporation in the Merger as a direct wholly owned subsidiary of Boeing.

At the Effective Time, each share of Class A common stock, par value $0.01 per share, of Spirit (“Spirit Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares of Spirit Common Stock owned by Boeing, Merger Sub, any other wholly owned subsidiary of Boeing, Spirit, or any wholly owned subsidiary of Spirit, in each case, not held on behalf of third parties) was automatically canceled and ceased to exist, and was converted into the right to receive 0.1955 shares of Common Stock, of the par value of $5.00 each, of Boeing (“Boeing Common Stock”) (such number of shares of Boeing Common Stock, the “Per Share Merger Consideration”).

In addition, at the Effective Time:

•	Each Spirit restricted stock unit (“Spirit RSU”) that was outstanding (and was not a Specified Award (as defined below)) was automatically converted into a restricted stock unit denominated in shares of Boeing Common Stock (a “Boeing Stock-Based RSU”), the number of such shares being equal to the product (rounded to the nearest whole number) of the total number of shares of Spirit Common Stock subject to such Sprit RSU immediately prior to the Effective Time multiplied by the Per Share Merger Consideration, and any accrued but unpaid dividend equivalents with respect to such Spirit RSU were assumed and became an obligation with respect to the applicable Boeing Stock-Based RSU.

•	Each Spirit performance stock unit (“Spirit PSU”) that was outstanding (and was not a Specified Award) was automatically converted into a Boeing Stock-Based RSU with respect to a number of shares of Boeing Common Stock equal to the product (rounded to the nearest whole number) of the total number of shares of Spirit Common Stock subject to such Spirit PSU immediately prior to the Effective Time based on the attainment of the applicable performance metrics at the actual level of performance, determined as specified in the Merger Agreement, multiplied by the Per Share Merger Consideration.

•	Each outstanding Spirit RSU, Spirit PSU or restricted share of Spirit Common Stock granted under Spirit’s omnibus incentive plans that (a) was vested but not yet settled as of immediately prior to the Effective Time, (b) was outstanding, as of immediately prior to the Effective Time, and was granted to a non-employee member of the Board, (c) vested effective as of the Effective Time in accordance with its terms or (d) was outstanding immediately prior to the Effective Time and held by a person who, as of immediately prior to the Effective Time, was no longer an employee or other service provider to Spirit (each, a “Specified Award”) was automatically canceled, and the holder thereof was entitled to receive (subject to any applicable withholding or other taxes or other amounts required to be withheld by applicable law) the Per Share Merger Consideration multiplied by the number of shares of Spirit Common Stock subject to such Specified Award immediately prior to the Effective Time, provided that the number of shares of Spirit Common Stock subject to those Specified Awards that were Spirit PSUs was determined based on the attainment of the applicable performance metrics at the actual level of performance, determined as specified in the Merger Agreement.

In accordance with the terms of the SAPA, on December 8, 2025, Airbus SE and its affiliates acquired the Spirit Airbus Business, except for certain assets primarily related to the Airbus SE work packages operated in Spirit’s facilities in Subang, Malaysia, which were, in accordance with the terms of the Share Purchase Agreement, acquired by CTRM, and cash in the amount of $621,157,968.71, for nominal consideration of $1.00, subject to working capital and other purchase price adjustments.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

In connection with the Merger, on December 8, 2025, Spirit notified the New York Stock Exchange (“NYSE”) that the Merger was consummated and requested that NYSE halt trading of Spirit Common Stock prior to the opening of trading on December 8, 2025.

In addition, on December 8, 2025, Spirit requested that NYSE file with the United States Securities and Exchange Commission (the “SEC”) a notification of removal from listing and/or registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to strike Spirit Common Stock from listing on NYSE and terminate its registration under Section 12(b) of the Exchange Act. NYSE is expected to file the Form 25 on December 8, 2025. As a result of the Form 25 filing, Spirit Common Stock will no longer be listed on NYSE.

Spirit intends to file a certification on Form 15 with the SEC regarding the termination of registration of all shares of Spirit Common Stock under Section 12(g) of the Exchange Act and the suspension of Spirit’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information in the Introductory Note and Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time, each holder of shares of Spirit Common Stock issued and outstanding immediately prior to the Effective Time ceased to have any rights as a stockholder of Spirit other than the right to receive the Per Share Merger Consideration pursuant to the Merger Agreement.

Item 5.01	Changes in Control of Registrant.

The information in the Introductory Note and Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Merger, on December 8, 2025, a change in control of Spirit occurred, and Spirit became a direct wholly owned subsidiary of Boeing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

In accordance with the Merger Agreement, at the Effective Time, all of the members of the board of directors of Spirit immediately prior to the Effective Time ceased to be directors of Spirit.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

At the Effective Time, the certificate of incorporation and bylaws of Spirit were amended and restated in their entirety as set forth in Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, which exhibits are incorporated by reference into this Item 5.03.

Item 7.01	Regulation FD Disclosure.

On December 8, 2025, Boeing issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1.

Exhibit 99.1 is incorporated into this Item 7.01 by reference. The information furnished in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that section, and shall not be deemed to be incorporated by reference into any other filing under Exchange Act or any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of June 30, 2024, among Spirit AeroSystems Holdings, Inc., The Boeing Company and Sphere Acquisition Corp. (incorporated by reference to Exhibit 2.1 to Spirit AeroSystems Holdings, Inc.’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on July 1, 2024).

2.2	Stock and Asset Purchase Agreement, dated as of April 27, 2025, between Spirit AeroSystems, Inc. and Airbus SE (incorporated by reference to Exhibit 2.1 to Spirit AeroSystems Holdings, Inc.’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on April 28, 2025).*

2.3	Share Purchase Agreement, dated as of August 8, 2025, by and among Composites Technology Research Malaysia Sdn. Bhd., Spirit AeroSystems, Inc., Spirit AeroSystems International Holdings, Inc. and, solely for the purposes set forth therein, DRB-HICOM Berhad (incorporated by reference to Exhibit 2.1 to Spirit AeroSystems Holdings, Inc.’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on August 8, 2025).

3.1	Amended and Restated Certificate of Incorporation of Spirit AeroSystems Holdings, Inc.

3.2	Amended and Restated Bylaws of Spirit AeroSystems Holdings, Inc.

4.1	Eighth Supplemental Indenture relating to the 3.850% Senior Notes due 2026, dated as of December 8, 2025, among Spirit AeroSystems, Inc., The Boeing Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	First Supplemental Indenture relating to the 4.600% Senior Notes due 2028, dated as of December 8, 2025, among Spirit AeroSystems, Inc., The Boeing Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	First Supplemental Indenture relating to the 3.250% Exchangeable Senior Notes due 2028, dated as of December 8, 2025, among Spirit AeroSystems, Inc., Spirit AeroSystems Holdings, Inc., The Boeing Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

99.1	Press release, dated December 8, 2025

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

*	Confidential portions of the exhibit have been omitted in accordance with the rules of the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT AEROSYSTEMS HOLDINGS, INC.

Date: December 8, 2025	By:	/s/ Sean Black
Sean Black
Senior Vice President

[Form 8-K for Closing of Transactions]